                                                                    Exhibit 99


                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


COLLECTION PERIOD BEGINNING:        10/1/2003
COLLECTION PERIOD ENDING:          10/31/2003

PREV. DISTRIBUTION/CLOSE DATE:     10/14/2003
DISTRIBUTION DATE:                 11/12/2003
DAYS OF INTEREST FOR PERIOD:               29
DAYS OF COLLECTION PERIOD                  31


MONTHS SEASONED:                            8


                                                                     ORIGINAL
 PURCHASES                 UNITS   CUT-OFF DATE   CLOSING DATE     POOL BALANCE
 ---------------------------------------------------------------------------------
 INITIAL PURCHASE      65,308         2/28/2003      3/26/2003   1,001,149,138.34
 SUB. PURCHASE #1
 SUB. PURCHASE #2

                      ------------------------------------------------------------
 TOTAL                 65,308                                    1,001,149,138.34
                      ------------------------------------------------------------


I.         ORIGINAL DEAL PARAMETERS

                                              DOLLAR AMOUNT           # OF CONTRACTS
           Original Portfolio :            $ 1,001,149,138.34             65,308

                                                                                          LEGAL FINAL
           Original Securities:               DOLLAR AMOUNT                COUPON         MATURITY
               Class A-1 Notes               $ 200,000,000.00           1.25000%          4/12/2004
               Class A-2-A Notes               177,000,000.00           1.59000%          5/12/2006
               Class A-2-B Notes               100,000,000.00           Floating          5/12/2006
               Class A-3 Notes                 228,000,000.00           Floating          7/12/2007
               Class A-4 Notes                 206,000,000.00           Floating          9/12/2009
               Class B Notes                    90,149,138.00           8.00000%          9/12/2009
                                           -------------------
                Total                      $ 1,001,149,138.00


II.        COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      (1)  Beginning of period Aggregate Principal Balance                                                  (1)    840,284,229.55
                                                                                                               -------------------

      (2)  Subsequent Receivables Added                                                                     (2)                 -
                                                                                                               -------------------

           Monthly Principal Amounts

           (3)  Principal Portion of Scheduled Payments Received                 (3)    11,349,601.90
                                                                                    ------------------
           (4)  Principal Portion of Prepayments Received                        (4)    10,073,118.20
                                                                                    ------------------
           (5)  Principal Portion of Liquidated Receivables                      (5)     7,277,071.52
                                                                                    ------------------
           (6)  Aggregate Amount of Cram Down Losses                             (6)                -
                                                                                    ------------------
           (7)  Other Receivables adjustments                                    (7)                -
                                                                                    ------------------

           (8)  Total Principal Distributable Amounts                                                       (8)     28,699,791.62
                                                                                                               -------------------

      (9)  End of Period Aggregate Principal Balance                                                        (9)    811,584,437.93
                                                                                                               ===================

      (10) Pool Factor  (Line 9 / Original Pool Balance)                                                   (10)          81.0653%
                                                                                                               ===================


III.       COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                                  CLASS A-1         CLASS A-2-A        CLASS A-2-B         CLASS A-3
                                                  ---------         -----------        -----------         ---------

   (11) Original Note Balance                   $ 200,000,000.00     177,000,000.00     100,000,000.00     228,000,000.00
                                                --------------------------------------------------------------------------

   (12) Beginning of period Note Balance           20,047,279.71     177,000,000.00     100,000,000.00     228,000,000.00
                                                --------------------------------------------------------------------------

   (13) Noteholders' Principal
         Distributable Amount                      20,047,279.71       3,144,810.12       1,776,728.88                 --
   (14) Class A Noteholders' Accelerated
         Principal Amount                                     --                 --                 --                 --
   (15) Class A Noteholders' Principal
         Carryover Amount                                     --                 --                 --                 --
   (16) Policy Claim Amount                                   --                 --                 --                 --
                                                --------------------------------------------------------------------------

   (17) End of period Note Balance                            --     173,855,189.88      98,223,271.12     228,000,000.00
                                                ==========================================================================

   (18) Note Pool Factors  (Line 17 /
         Line 11)                                         0.0000%           98.2233%           98.2233%          100.0000%
                                                --------------------------------------------------------------------------

   (19) Class A Noteholders'
         Ending Note Balance                      706,078,461.00

   (20) Class B Noteholders'
         Ending Note Balance                       46,417,383.27

   (21) Class A Noteholders'
         Beginning Note Balance                   731,047,279.71

   (22) Class B Noteholders'
         Beginning Note Balance                    54,849,450.63

   (23) Total Noteholders Principal
         Distribution for Collection Period        33,400,886.07

   (24) Total Noteholders Interest
         Distribution for Collection Period         1,204,047.83

                                                    CLASS A-4        CLASS B             TOTAL
                                                    ---------        -------             -----

   (11) Original Note Balance                   $  206,000,000.00  90,149,138.00   $ 1,001,149,138.00
                                                ------------------------------------------------------

   (12) Beginning of period Note Balance           206,000,000.00  54,849,450.63       785,896,730.34
                                                ------------------------------------------------------

   (13) Noteholders' Principal
         Distributable Amount                                  --   8,432,067.36        33,400,886.07
   (14) Class A Noteholders' Accelerated
         Principal Amount                                      --                                  --
   (15) Class A Noteholders' Principal
         Carryover Amount                                      --                                  --
   (16) Policy Claim Amount                                    --                                  --
                                                ------------------------------------------------------

   (17) End of period Note Balance                 206,000,000.00  46,417,383.27       752,495,844.27
                                                ======================================================

   (18) Note Pool Factors  (Line 17 /
         Line 11)                                        100.0000%       51.4895%            75.1632%
                                                ------------------------------------------------------

   (19) Class A Noteholders'
         Ending Note Balance

   (20) Class B Noteholders'
         Ending Note Balance

   (21) Class A Noteholders'
         Beginning Note Balance

   (22) Class B Noteholders'
         Beginning Note Balance

   (23) Total Noteholders Principal
         Distribution for Collection Period

   (24) Total Noteholders Interest
         Distribution for Collection Period

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.        CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

      (25) Total Monthly Principal Collection Amounts                                                        (25)    28,699,791.62
                                                                                                                 ------------------
      (26) Required Pro Forma Class A Note Balance (87% x Line 9)          (26)           706,078,461.00
                                                                                       ------------------
      (27) Pro Forma Class A Note Balance (Line 21 - Line 8)               (27)           702,347,488.09
                                                                                       ------------------
      (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))              (28)             3,730,972.91              3,730,972.91
                                                                                       ------------------        ------------------
      (29) Principal Distribution Amount (Line 25 - Line 28)                                                 (29)    24,968,818.71
                                                                                                                 ==================


-----------------------------------------------------------------------------------------------------------------------------------
V.         RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

           AVAILABLE FUNDS

           (30) Interest Collections                                       (30)            12,116,764.80
                                                                                       ------------------
           (31) Repurchased Loan Proceeds Related to Interest              (31)                        -
                                                                                       ------------------
           (32) Principal Collections                                      (32)            11,349,601.90
                                                                                       ------------------
           (33) Prepayments in Full                                        (33)            10,073,118.20
                                                                                       ------------------
           (34) Prepayments in Full Due to Administrative Repurchases      (34)                        -
                                                                                       ------------------
           (35) Repurchased Loan Proceeds Related to Principal             (35)                        -
                                                                                       ------------------
           (36) Collection of Supplemental Servicing - Extension
                 and Late Fees                                             (36)               270,951.22
                                                                                       ------------------
           (37) Collection of Supplemental Servicing - Repo and
                 Recovery Fees Advanced                                    (37)                        -
                                                                                       ------------------
           (38) Liquidation Proceeds                                       (38)             2,326,205.30
                                                                                       ------------------
           (39) Recoveries from Prior Month Charge-Offs                    (39)               208,490.18
                                                                                       ------------------
           (40) Investment Earnings - Collection Account                   (40)                21,781.54
                                                                                       ------------------
           (41) Investment Earnings - Spread Account                       (41)                19,855.93
                                                                                       ------------------
           (42) Proceeds from Swap Agreement                               (42)                        -
                                                                                       ------------------
           (43) Total Available Funds                                                                        (43)    36,386,769.07
                                                                                                                ------------------

           DISTRIBUTIONS:

           (44) Base Servicing Fee - to Servicer                           (44)             1,575,532.93
                                                                                       ------------------
           (45) Payment to Swap Provider                                   (45)               466,649.44
                                                                                       ------------------
           (46) Supplemental Servicing Fee - to Servicer                   (46)               470,948.55
                                                                                       ------------------
           (47) Indenture Trustee Fees                                     (47)                   250.00
                                                                                       ------------------
           (48) Owner Trustee Fees                                         (48)                        -
                                                                                       ------------------
           (49) Backup Servicer Fees                                       (49)                        -
                                                                                       ------------------

           NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                      BEGINNING
                        NOTE      INTEREST   INTEREST          DAYS        CALCULATED
        CLASS          BALANCE    CARRYOVER    RATE    DAYS    BASIS       INTEREST
      ----------------------------------------------------------------------------------------------
(50)  Class A-1     20,047,279.71    -       1.25000%   29  Act.Days/360    20,186.50   (50)   20,186.50
                                                                                              ----------
(51)  Class A-2-A  177,000,000.00    -       1.59000%   30     30/360      234,525.00   (51)  234,525.00
                                                                                              ----------
(52)  Class A-2-B  100,000,000.00    -       1.21000%   29  Act.Days/360    97,472.22   (52)   97,472.22
                                                                                              ----------
(53)  Class A-3    228,000,000.00    -       1.31000%   29  Act.Days/360   240,603.33   (53)  240,603.33
                                                                                              ----------
(54)  Class A-4    206,000,000.00    -       1.48000%   29  Act.Days/360   245,597.78   (54)  245,597.78
                                                                                              ----------
(55)  Class B       54,849,450.63    -       8.00000%   30     30/360      365,663.00   (55)  365,663.00
                                                                                              ----------

           NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                              EXCESS   MANDATORY
                  PRINCIPAL      PRINCIPAL    PRIN.      NOTE            TOTAL
        CLASS     DISTRIBUTION   CARRYOVER     DUE    PREPAYMENT       PRINCIPAL
      -----------------------------------------------------------------------------------------------

(56)  Class A-1   20,047,279.71      -         -          -       -   20,047,279.71   (56) 20,047,279.71
                                                                                           -------------
(57) Class A-2-A   3,144,810.12      -         -          -       -    3,144,810.12   (57)  3,144,810.12
                                                                                           -------------
(58) Class A-2-B   1,776,728.88      -         -          -       -    1,776,728.88   (58)  1,776,728.88
                                                                                           -------------
(59)  Class A-3               -      -         -          -       -               -   (59)             -
                                                                                            ------------
(60)  Class A-4               -      -         -          -       -               -   (60)             -
                                                                                            ------------
(61)   Class B                -      -         -          -       -               -   (61)             -
                                                                                            ------------

     (62) Insurer Premiums - to AMBAC                                                 (62)    129,448.00
                                                                                            ------------
     (63) Total Distributions                                                                                (63)   28,815,695.47
                                                                                                                  ------------------
(64) Excess Available Funds (or Premium Claim Amount)                                                        (64)    7,571,073.60
                                                                                                                  ------------------
(65) Deposit to Spread Account to Increase to Required Level                                                 (65)               -
                                                                                                                  ------------------
(66) Amount available for Noteholders' Accelerated Principle Amount                                          (66)               -
                                                                                                                  ------------------
(67) Amount available for Deposit into the Note Distribution Account                                         (67)    7,571,073.60
                                                                                                                  ------------------


VI.        CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

      (68) Excess Available Funds After Amount to Increase Spread to Required
             Level (Line 64 - Line 65)                                           (68)       7,571,073.60
                                                                                       ------------------
      (69) Spread Account Balance in Excess of Required Spread Balance           (69)         860,993.75
                                                                                       ------------------
      (70) Total Excess Funds Available                                          (70)       8,432,067.36
                                                                                       ------------------
      (71) Pro Forma Class A Note Balance (Line 21 - Line 8)                     (71)     702,347,488.09
                                                                                       ------------------
      (72) Required Pro Forma Class A Note Balance (87% x Line 9)                (72)     706,078,461.00
                                                                                       ------------------
      (73) Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72) (73)                  -
                                                                                       ------------------
      (74) Lesser of (Line 72) or (Line 73)                                      (74)                  -
                                                                                       ------------------
      (75) Accelerated Principal Amount (Lesser of Line 70 or 74)                                           (75)               -
                                                                                                                 ---------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.       RECONCILIATION OF SPREAD ACCOUNT:                          INITIAL DEPOSIT                                      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

(76)       INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                30,034,474.15                                 30,034,474.15
------------------------------------------------------------------------------------------------------------------------------------

(77)       BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                            (77) 25,208,526.89
                                                                                                                     ---------------
           ADDITIONS TO SPREAD ACCOUNT
      (78) Deposit from Collection Account (Line 65)                                     (78)               -
                                                                                               ---------------
      (79) Investments Earnings                                                          (79)       19,855.93
                                                                                               ---------------
      (80) Deposits Related to Subsequent Receivables Purchases                          (80)               -
                                                                                               ---------------
      (81) Total Additions                                                                                       (81)     19,855.93
                                                                                                                     ---------------

           SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                      (82) 25,228,382.82
                                                                                                                     ---------------
           AND SPREAD ACCOUNT REQUIREMENT AMOUNT

      (83) 3% of the Ending Pool Balance (3% x Line 9)                                   (83)   24,347,533.14
                                                                    ------------------         ---------------
      (84) Floor Amount (2.25% of Original Pool Balance)                22,525,855.61    (84)               -
                                                                    ------------------         ---------------
      (85) If a Spread Cap Event exists then 6% of the Ending
            Pool Balance                                                            -    (85)               -
                                                                    ------------------         ---------------
      (86) If a Trigger Event exists then an unlimited amount as
             determined by the Controlling Party                                         (86)               -
                                                                                               ---------------
      (87) Spread Account Requirement                                                                            (87) 24,347,533.14
                                                                                                                     ---------------

           WITHDRAWALS FROM SPREAD ACCOUNT

      (88) Withdrawal pursuant to Section 5.1(b) (Transfer
             Investment Earnings to the Collection Account)                              (88)       19,855.93
                                                                                               ---------------
      (89) Withdrawal pursuant to Section 5.7(Spread Account
            Draw Amount)                                                                 (89)               -
                                                                                               ---------------
      (90) Withdrawal pursuant to Section 5.7(b)(xiv) (Other
            unpaid amounts owed to the Insurer)                                          (90)               -
                                                                                               ---------------
      (91) Withdrawal pursuant to Section 5.7(b)(xv) (Note
            Distribution Account - Class A Noteholders'
            Accelerated Principal Amount)                                                (91)               -
                                                                                               ---------------
      (92) Withdrawal pursuant to Section 5.7(b)(xvi) (Swap
            Provider - Amounts Due with Respect to Transaction II)                       (92)               -
                                                                                               ---------------
      (93) Withdrawal pursuant to Section 5.7(b)(xvii) (Note
            Distribution Account - Class B Noteholders' Principal)                       (93)      860,993.75
                                                                                               ---------------

      (94) Total Withdrawals                                                             (94)      880,849.68
                                                                                               ---------------
                                                                                                                 (95)    880,849.68
                                                                                                                     --------------

           END OF PERIOD SPREAD ACCOUNT BALANCE                                                                  (96) 24,347,533.14
                                                                                                                     --------------


VIII.      CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (97) Aggregate Principal Balance                                                   (97)  811,584,437.93
                                                                                               ---------------
      (98) End of Period Class A Note Balance                                            (98)  706,078,461.00
                                                                                               ---------------
      (99) Line 97 less Line 98                                                          (99)  105,505,976.93
                                                                                               ---------------
     (100) OC Level (Line 99 / Line 97)                                                 (100)          13.00%
                                                                                               ---------------
     (101) Ending Spread Balance as of a percentage of
             Aggregate Principal Balance (Line 96 / Line 97)                            (101)           3.00%
                                                                                               ---------------
     (102) OC Percentage (Line 100 + Line 101)                                                                  (102)        16.00%
                                                                                                                     --------------


IX.        AMOUNTS DUE TO CERTIFICATEHOLDER

     (103) Beginning of Period Class B Noteholder Balance                                                       (103) 54,849,450.63
     (104) Funds Available to the Class B Noteholder                                                            (104)  8,432,067.36
     (105) Remaining Balance to the Certificateholder                                                           (105)             -



      For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     5-Nov-2003

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


COLLECTION PERIOD BEGINNING:              10/01/2003
COLLECTION PERIOD ENDING:                 10/31/2003
PREV. DISTRIBUTION/CLOSE DATE:            10/14/2003
DISTRIBUTION DATE:                        11/12/2003
DAYS OF INTEREST FOR PERIOD:                      29
DAYS IN COLLECTION PERIOD:                        31
MONTHS SEASONED:                                   8

Original Pool Balance                                      $ 1,001,149,138.34

Beginning of Period Pool Balance                               840,284,229.55
Principal Reduction during preceding Collection Period          28,699,791.62
End of Period Pool Balance                                   $ 811,584,437.93


I.         COLLECTION PERIOD NOTE BALANCE CALCULATION:              CLASS A-1        CLASS A-2-A       CLASS A-2-B
                                                                -------------------------------------------------------
   (1)     Original Note Balance                             (1)  $200,000,000.00   $177,000,000.00   $100,000,000.00
                                                                -------------------------------------------------------

   (2)     Beginning of Period Note Balance                  (2)    20,047,279.71    177,000,000.00    100,000,000.00

   (3)     Note Principal Payments                           (3)    20,047,279.71      3,144,810.12      1,776,728.88

   (4)     Preliminary End of period Note Balance            (4)             0.00    173,855,189.88     98,223,271.12
                                                                -------------------------------------------------------

   (5)     Policy Claim Amount                               (5)             0.00              0.00              0.00

   (6)     End of period Note Balance                        (6)             0.00    173,855,189.88     98,223,271.12
                                                                =======================================================

   (7)     Note Pool Factors  (6) / (1)                      (7)       0.0000000%       98.2232711%       98.2232711%
                                                                =======================================================

I.         COLLECTION PERIOD NOTE BALANCE CALCULATION:    CLASS A-3         CLASS A-4            CLASS B             TOTAL
                                                        ---------------------------------------------------------------------------
   (1)     Original Note Balance                        $228,000,000.00     $206,000,000.00    $90,149,138.00    $1,001,149,138.00
                                                        ---------------------------------------------------------------------------

   (2)     Beginning of Period Note Balance              228,000,000.00      206,000,000.00     54,849,450.63       785,896,730.34

   (3)     Note Principal Payments                                 0.00                0.00      8,432,067.36        33,400,886.07

   (4)     Preliminary End of period Note Balance        228,000,000.00      206,000,000.00     46,417,383.27       752,495,844.27
                                                        ---------------------------------------------------------------------------

   (5)     Policy Claim Amount                                     0.00                0.00              0.00                 0.00

   (6)     End of period Note Balance                    228,000,000.00      206,000,000.00     46,417,383.27       752,495,844.27
                                                        ===========================================================================

   (7)     Note Pool Factors  (6) / (1)                    100.0000000%        100.0000000%       51.4895475%          75.1632115%
                                                        ===========================================================================


II.        NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT            CLASS A-1      CLASS A-2-A       CLASS A-2-B      CLASS A-3

                                                                --------------------------------------------------------------------
   (8)     Note Interest Payments                            (8)        20,186.50      234,525.00         97,472.22      240,603.33
   (9)     Interest Carryover Amount                         (9)             0.00            0.00              0.00            0.00

II.        NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT   CLASS A-4            CLASS B         TOTAL

                                                             ----------------------------------------------------
   (8)     Note Interest Payments                                  245,597.78     365,663.00     1,204,047.83
   (9)     Interest Carryover Amount                                     0.00           0.00             0.00


III.       DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE              CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3
                                                                -------------------------------------------------------------------

   (10)    Principal Distribution                           (10)       100.24             17.77             17.77              0.00
   (11)    Interest Distribution                            (11)         1.01              1.33              0.97              1.06
                                                                -------------------------------------------------------------------

   (12)    Total Distribution  (10) + (11)                  (12)       101.24             19.09             18.74              1.06

III.       DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE        CLASS A-4        CLASS B      TOTAL
                                                           -----------------------------------------

   (10)    Principal Distribution                                0.00             93.53     229.31
   (11)    Interest Distribution                                 1.19              6.67      12.22
                                                           -----------------------------------------

   (12)    Total Distribution  (10) + (11)                       1.19            100.20     241.53


IV.        SERVICING FEE PAID TO THE SERVICER

   (13)    Base Servicing Fee Paid for the Prior Collection Period                                                   $ 1,575,532.93
   (14)    Supplemental Servicing Fee Paid for the Prior Collection Period                                               470,948.55
                                                                                                              ---------------------
   (15)    Total Fees Paid to the Servicer                                                                           $ 2,046,481.48



V.         COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:          CUMULATIVE                       MONTHLY
                                                                                      ---------------------------------------------
   (16)    Original Number of Receivables                                       (16)         65,308
                                                                                      ---------------------------------------------
   (17)    Beginning of period number of Receivables                            (17)         59,214                         59,214
   (18)    Number of Subsequent Receivables Purchased                           (18)              0                              0
   (19)    Number of Receivables becoming Liquidated Receivables during period  (19)          2,298                            537
   (20)    Number of Receivables becoming Purchased Receivables during period   (20)              0                              0
   (21)    Number of Receivables paid off during period                         (21)          5,092                            759
                                                                                      ---------------------------------------------
   (22)    End of period number of Receivables                                  (22)         57,918                         57,918
                                                                                      ---------------------------------------------



                                                                                      ---------------------------------------------
VI.        STATISTICAL DATA:  (CURRENT AND HISTORICAL)                                    ORIGINAL       PREV. MONTH      CURRENT
                                                                                      ---------------------------------------------
   (23)    Weighted Average APR of the Receivables                              (23)          17.64%         17.62%          17.61%
   (24)    Weighted Average Remaining Term of the Receivables                   (24)            58.8           52.3            51.3
   (25)    Weighted Average Original Term of Receivables                        (25)            65.7           65.8            65.8
   (26)    Average Receivable Balance                                           (26)         $15,330        $14,191         $14,013
   (27)    Aggregate Realized Losses                                            (27)              $0     $4,169,099      $4,742,376
                                                                                      ---------------------------------------------

VII.       DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

           Receivables with Scheduled Payment delinquent                                  UNITS      DOLLARS             PERCENTAGE
                                                                                        ------------------------------------------
   (28)             31-60 days                                                  (28)      3,220    $44,906,820               5.53%
   (29)             61-90 days                                                  (29)        942     12,843,203               1.58%
   (30)             over 90 days                                                (30)        828     11,550,048               1.42%
                                                                                        ------------------------------------------
   (31)             Receivables with Scheduled Payment delinquent more than
                     30 days at end of period                                   (31)      4,990    $69,300,070               8.54%
                                                                                        ------------------------------------------


VIII.      NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

   (32)    Total Net Liquidation Losses for the preceding Collection Period                                     (32)   4,742,376.04
   (33)    Beginning of Period Pool Balance                                                                     (33) 840,284,229.55
   (34)    Net Loss Rate                                                                                        (34)          0.56%

IX.        MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)



   (35)    Aggregate Principal Balance of Receivables extended during the
            preceding collection period                                                                         (35)  18,182,417.21
   (36)    Beginning of Period Pool Balance                                                                     (36) 840,284,229.55
   (37)    Monthly Extension Rate                                                                               (37)          2.16%


X.         PERFORMANCE TESTS:


           DELINQUENCY RATE
             (38)   Receivables with Scheduled Payment delinquent > 60 days
                      at end of preceding collection period ( 29 + 30 )          (38)  $ 24,393,250.51
                                                                                     ------------------
             (39)   End of period Principal Balance                              (39)   811,584,437.93
                                                                                     ------------------
             (40)   Delinquency Ratio (38) divided by (39)                                                      (40)          3.01%
                                                                                                                    ----------------

             (41)   Delinquency Rate Trigger Level for the Preceding
                      Collection Period                                                                         (41)          7.75%
                                                                                                                    ----------------

             (42)   Preceding Collection Period Delinquency Rate Compliance                                     (42)   PASS
                                                                                                                    ----------------


           CUMULATIVE NET LOSS RATIO
             (43)   Cumulative Net Losses incurred prior to the Preceding
                     Collection Period                                           (43)       16,221,938.22
                                                                                    ---------------------
             (44)   Net Loss incurred in Preceding Collection Period             (44)        4,742,376.04
                                                                                    ---------------------
             (45)   Cumulative Net Losses                                        (45)       20,964,314.26
                                                                                    ---------------------
             (46)   Original Pool Balance                                        (46)  $ 1,001,149,138.34
                                                                                    ---------------------

             (47)   Cumulative Net Loss Ratio ((45) / (46))                                                     (47)          2.09%
                                                                                                                    ---------------

             (48)   Cumulative Net Loss Rate Trigger Level for the
                      Preceding Collection Period                                                               (48)          4.68%
                                                                                                                    ---------------

             (49)   Preceding Collection Period Cumulative Net Loss
                      Rate Compliance                                                                           (49)        PASS
                                                                                                                    ---------------

           AVERAGE MONTHLY EXTENSION RATE
             (50)   Principal Balance of Receivables extended during
                      preceding Collection Period                                (50)               2.16%
                                                                                   ---------------------
             (51)   Principal Balance of Receivables extended during
                      the Second Preceding Collection Period                     (51)               1.65%
                                                                                   ---------------------
             (52)   Principal Balance of Receivables extended during
                      the Third Preceding Collection Period                      (52)               1.07%
                                                                                   ---------------------

             (53)   Average Monthly Extension Rate ((50) +(51) +(52)) / 3                                       (53)          1.63%
                                                                                                                    ---------------

             (54)   Average Monthly Extension Rate Compliance
                     (Extension Rate Maximum = 4%)                                                              (54)        PASS
                                                                                                                    ---------------




           For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    5-Nov-2003


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